UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: April 29, 2014
(Date of earliest event reported)

CMG HOLDINGS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51770	87-0733770
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Hudson Street, Suite 303
New York, New York 10013

(Address of principal executive offices) (Zip Code)

(646) 688-6381

(Registrant’s telephone no., including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On April 29, 2014, the Board of Directors of CMG Holdings Group, Inc. adopted a share repurchase program (the “Program”).  Pursuant to the Program, until April 29, 2016, the Company is authorized to repurchase up to 45,000,000 shares of Company common stock (as such amount may be adjusted by stock splits and other similar events). The purchases will be made at the discretion of the Company through open market repurchases and/or privately negotiated transactions in compliance with all applicable laws, rules and regulations, including Rule 10b-18 under the Securities Exchange Act of 1934, as amended. The Program may be suspended or terminated at any time.

The Company released a press release on April 29, 2014 concerning the Program which is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

99.1         CMG Holdings Group, Inc. Press Release dated April 29, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CMG HOLDINGS GROUP, INC.

Date: April 30, 2014	/s/ GLENN LAKEN
Name: Glenn Laken
Its: Chief Executive Officer